UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2015

INTERCORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54012 (Commission File Number)	27-2506234 (I.R.S. Employer Identification No.)

1615 South Congress Avenue - Suite 103 Delray Beach, FL 33445 (Address of principal executive offices) (zip code)

(561) 900-3709 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement

Rhine Note Amendment

On March 5, 2015, we entered into an Omnibus Amendment (the “Rhine Omnibus Amendment”) to our Loan Agreements (the "Rhine Loan Agreements") with Rhine Partners, LP ("Rhine"), which amended the Rhine Loan Agreements (see Exhibit A of Exhibit 10.1 attached hereto), to remove the conversion feature from the Rhine Loan Agreements in exchange for warrants to purchase shares of our common stock. Before the Rhine Omnibus Amendment, the outstanding principal balances under the Rhine Loan Agreements were convertible into either shares of our Series D Preferred Stock or into shares of our common stock at any time in the sole discretion of Rhine. Under the Rhine Omnibus Amendment, the outstanding principal balances under the Rhine Loan Agreements are no longer convertible into either shares of Series D Preferred Stock or shares of our common stock; and in exchange we agreed to issue Rhine a warrant to purchase 1,500,000 shares of our common stock at an exercise price of One Dollar ($1) per share, with a cashless exercise provision, and which purchase right expires four (4) years from the date of the Rhine Omnibus Amendment. The warrant will be in the form attached hereto as Exhibit 10.3.

Topside Note Amendment

On March 5, 2015, we entered into an Omnibus Amendment (the “Topside Omnibus Amendment”) to our Loan Agreements (the "Topside Loan Agreements") with Topside Partners, LP ("Topside"), which amended the Topside Loan Agreements (see Exhibit A of Exhibit 10.2 attached hereto) to remove the conversion feature from the Topside Loan Agreements in exchange for warrants to purchase shares of our common stock. Before the Topside Omnibus Amendment, the outstanding principal balances under the Topside Loan Agreements were convertible into either shares of our Series D Preferred Stock or into shares of our common stock at any time in the sole discretion of Topside. Under the Topside Omnibus Amendment, the outstanding principal balances under the Loan Agreements are no longer convertible into either shares of Series D Preferred Stock or shares of our common stock; and in exchange we agreed to issue Topside a warrant to purchase 1,000,000 shares of our common stock at an exercise price of One Dollar ($1) per share, with a cashless exercise provision, and which purchase right expires four (4) years from the date of the Topside Omnibus Amendment. The warrant will be in the form attached hereto as Exhibit 10.3.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the terms of the Rhine Omnibus Amendment, we agreed to issue Rhine a warrant to purchase 1,500,000 shares of our common stock at an exercise price of One Dollar ($1) per share, with a cashless exercise provision, and which purchase right expires four (4) years from the date of the Rhine Omnibus Amendment. The issuance of the warrants was or will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Rhine is an accredited investor and familiar with our operations, as represented by Rhine in the Rhine Loan Agreements.

As noted in Item 1.01, pursuant to the terms of the Topside Omnibus Amendment, we agreed to issue Topside a warrant to purchase 1,000,000 shares of our common stock at an exercise price of One Dollar ($1) per share, with a cashless exercise provision, and which purchase right expires four (4) years from the date of the Topside Omnibus Amendment. The issuance of the warrants was or will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Topside is an accredited investor and familiar with our operations, as represented by Topside in the Topside Loan Agreements.

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SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(c)          Exhibits

10.1	Rhine Partners, LP Omnibus Amendment to Loan Agreements
10.2	Topside Partners, LP Omnibus Amendment to Loan Agreements

10.3	Form of Warrant under the Omnibus Amendment to the Rhine Loan Agreements and the Omnibus Amendment to the Topside Loan Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2015	InterCore, Inc.
a Delaware corporation
/s/ James F. Groelinger

By: James F. Groelinger
Its: Chief Executive Officer